                                                                     Exhibit T3F

                    Sections 310 through 318(a) of the Trust
                             Indenture Act of 1939:

   Trust Indenture                                Indenture
     Act Section                                   Section
     -----------                                   -------
Section 310(a)(1)                                    5.09
        (a)(2)                                       5.09
        (a)(3)                                       5.14
        (a)(4)                                  Not Applicable
        (a)(5)                                  Not Applicable
         (b)                                      5.08, 5.10
         (c)                                    Not Applicable
Section 311(a)                                       5.13
         (b)                                         5.13
         (c)                                    Not Applicable
Section 312(a)                                  6.01, 6.02(a)
         (b)                                       6.02(b)
         (c)                                       6.02(c)
Section 313(a)                                     6.03(a)
         (b)                                       6.03(a)
         (c)                                       6.03(a)
         (d)                                       6.03(b)
Section 314(a)                                 10.26, 10.27(a)
        (b)(1)                                     11.02(a)
        (b)(2)                                     11.02(b)
        (c)(1)                                     14.04(a)
        (c)(2)                                     14.04(b)
        (c)(3)                                  Not Applicable
         (d)                                        11.04
         (e)                                        14.05
Section 315(a)                                       5.01
         (b)                                         5.02
         (c)                                         5.01
         (d)                                         5.01
         (e)                                         4.13
Section 316
      (a)(1)(A)                                   4.02, 4.12
      (a)(1)(B)                                   4.03, 4.12
        (a)(2)                                  Not Applicable
         (b)                                         4.08
         (c)                                       1.05(c)
Section 317(a)(1)                                    4.04
        (a)(2)                                       4.05
         (b)                                        10.03
Section 318(a)                                      14.01